EXHIBIT 23.1


               CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 23, 1995 appearing on page 41 of Conrail Inc.'s Annual Report on Form
10-K for the year ended December 31, 1994.


Price Waterhouse LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania  19103


June 21, 1995